UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2025

XOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39598	98-1550505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Tyburn Street Los Angeles, California	90065
(Address of principal executive offices)	(Zip Code)
(818) 316-1890
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	XOS	Nasdaq Capital Market
Warrants, every thirty warrants exercisable for one share of Common Stock at an exercise price of $345.00 per share	XOSWW	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on August 8, 2025, Xos, Inc. (the "Company") and Aljomaih Automotive Co. ("Aljomaih") entered into Amendment No. 1 to Note Purchase Agreement (the "NPA Amendment") and a Second Amended and Restated Convertible Promissory Note (the "Convertible Note" and, together with the NPA Amendment, the “Aljomaih Amendments”).

On August 14, 2025, the Company and Aljomaih executed a letter agreement (the "Letter"), effective as of the date of the Aljomaih Amendments, which clarified certain provisions in the Convertible Note and imposed limitations on the issuance of shares of common stock, par value $0.0001 per share of the Company ("Common Stock") in payment of interest amounts on the Convertible Note ("Interest Shares"), including the payment of interest scheduled for August 25, 2025, under certain circumstances. The Letter provides that, under certain circumstances, the aggregate number of Interest Shares deliverable or previously delivered upon any interest payments under the Convertible Note plus the number of shares of Common Stock that may be issued or were previously issued in respect of conversion of principal or any other portion of the Convertible Note, shall not exceed 1,737,247 shares of the Company’s Common Stock (subject to adjustment) (the "Limit"), which was 19.99% of the outstanding shares of the Company's Common Stock on August 8, 2025, immediately prior to the Aljomaih Amendments. Any interest amounts payable in excess of the amount payable with Interest Shares, shall instead be payable within five business days of the earlier of (x) August 11, 2026 and (y) the date the Company receives stockholder approval to issue more than the Limit in respect of conversion of the Convertible Note, as amended.

The foregoing description of the Letter is qualified in its entirety by reference to the actual Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference to this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Letter Agreement between Xos, Inc. and Aljomaih Automotive Co., executed on August 14, 2025
104	iXBRL language is updated in the Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2025

XOS, INC.

By:	/s/ Liana Pogosyan
Liana Pogosyan
Chief Financial Officer